UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2026, Xtant Medical Holdings, Inc. (the “Company”) announced its financial results for the second quarter of 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

To supplement its consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures, such as non-GAAP adjusted EBITDA, which are included in the press release furnished as Exhibit 99.1 to this report. The Company defines non-GAAP adjusted EBITDA as net income (loss) from operations before depreciation and amortization expense; interest expense, net; and tax benefit (expense), and as further adjusted to add back in or exclude, non-cash compensation and unrealized foreign currency translation losses or gains and other special items, including write-off of distribution agreement deposit, divestiture/acquisition-related income and expenses and income related to transition services agreements, acquisition-related fair value adjustments, and separation-related expenses, in each case as applicable.

The Company uses non-GAAP adjusted EBITDA in making operating decisions because it believes this measure provides meaningful supplemental information regarding its core operational performance. Additionally, this measure gives the Company a better understanding of how it should invest in sales and marketing and research and development activities and how it should allocate resources to both ongoing and prospective business initiatives. The Company also uses non-GAAP adjusted EBITDA to help make budgeting and spending decisions, for example, among sales and marketing expenses, general and administrative expenses, and research and development expenses. Additionally, the Company believes its use of non-GAAP adjusted EBITDA facilitates management’s internal comparisons to historical operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including, without limitation, non-cash charges and certain large and unpredictable charges or gains.

As described above, the Company excludes the effect of the following items from its non-GAAP adjusted EBITDA for the following reasons:

Non-cash compensation. The Company excludes non-cash compensation, which is a non-cash charge related to equity awards granted by the Company. Although non-cash compensation is a recurring charge to the Company’s operations, management has excluded it because it relies on valuations based on future events, such as the market price of the Company’s common stock, that are difficult to predict and are affected by market factors that are largely not within the control of the Company. Thus, management believes that excluding non-cash compensation facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Unrealized foreign currency translation gains or losses. The Company excludes unrealized foreign currency translation gains or losses, as applicable, from non-GAAP adjusted EBITDA primarily because such gains or losses are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Write-off of distribution agreement deposit. The Company excludes the write-off of a distribution deposit from non-GAAP adjusted EBITDA primarily because such write-off is not reflective of the Company’s ongoing operating results and is not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Divestiture/acquisition-related expenses and income related to transition services agreements. The Company excludes expenses and income directly related to the Company’s divestitures and acquisitions and subsequent integration and transition activities from non-GAAP adjusted EBITDA primarily because such expenses and income are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. These expenses and income include legal and accounting fees, as well fees charged by the Company in connection with post-divestiture transition services performed for divested operations. These expenses and income are not considered normal, recurring, cash operating expenses/income necessary to operate the Company’s business. The Company further believes that excluding these expenses and income from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Acquisition-related fair value adjustments. The Company excludes acquisition-related fair value adjustments from non-GAAP adjusted EBITDA primarily because such adjustments are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Separation-related expenses. The Company excludes separation-related expenses primarily because such expenses are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period over-period comparability.

Non-GAAP adjusted EBITDA is reconciled to net income (loss), the most directly comparable GAAP measure in the press release. The Company also presents in the press release EBITDA as a percentage of total revenue and adjusted EBITDA as a percentage of total revenue and reconciles these two non-GAAP measures in the press release to net income (loss) as a percentage of total revenue.

Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of the Company’s non-GAAP financial measures may differ from the definitions of other companies using the same or similar names, limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP. Non-GAAP financial measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. Accordingly, the Company qualifies its use of non-GAAP financial information in a statement when non-GAAP financial information is presented.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated August 11, 2026 entitled “Xtant Medical Reports Second Quarter 2026 Financial Results” (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott C. Neils
Scott C. Neils
Chief Financial Officer

Date: August 11, 2026